UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9151 East Panorama Circle, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective as of August 29, 2025, (the “Effective Date”) Arrow Electronics, Inc. (the “Company”) appointed Brandon M. Brewbaker, age 41, as the Company’s Vice President, Chief Accounting Officer and Corporate Financial Planning and Analysis. As of the Effective Date, Mr. Brewbaker succeeds Yun S. Cho as principal accounting officer of the Company. Following the Effective Date, Mr. Cho will remain employed by the Company through February 20, 2026, to ensure a smooth transition. This transition and Mr. Cho’s departure are not the result of any disagreement between Mr. Cho and the Company with respect to any matter relating to the Company's operations, financial statements, policies, or practices.

Mr. Brewbaker has been employed by the Company in various roles for nearly twelve years and has served as the Company’s Vice President, Finance - Financial Planning and Analysis since January 2021. From December 2017 through January 2021, Mr. Brewbaker served as a director in various roles across the Company’s Finance organization. Mr. Brewbaker is a Certified Public Accountant and holds a B.S. in Business Administration from Colorado State University.

There is no change to Mr. Brewbaker’s compensation as a result of this appointment. All equity awards will be subject to the terms of the Company’s 2004 Omnibus Incentive Plan (as amended from time to time), the Company’s standard award agreements, and the Company’s clawback policies. In addition, Mr. Brewbaker will enter into the Company’s standard form of indemnification agreement, which requires the Company to indemnify him against certain liabilities that may arise as a result of his status or service as an officer of the Company.

The selection of Mr. Brewbaker to serve in the aforementioned roles was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Brewbaker and any director or executive officer of the Company, and Mr. Brewbaker has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: August 29, 2025	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal and Compliance Officer, and Secretary